               SCHWAB ASSET DIRECTOR(@) -- HIGH GROWTH PORTFOLIO
                                ----------------

                            SCHWAB S&P 500 PORTFOLIO
                                ----------------

                          PROSPECTUS NOVEMBER 8, 1996

                                      CONTENTS                                        PAGE
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
Key Features of the Funds............................................................   3
Expenses.............................................................................   5
Investment Objectives and Policies...................................................   6
Investment Techniques Used by the Funds..............................................   7
Other Investment Techniques Used by the Funds........................................  10
Investing in the Funds...............................................................  12
     Buying and Selling Shares.......................................................  12
Important Information About the Funds................................................  13
     Dividends and Other Distributions...............................................  13
     Federal Income Tax Information..................................................  13
Share Price Calculation..............................................................  14
How the Funds Report Performance.....................................................  14
Organization and Management of the Funds.............................................  15
     Operating Fees and Expenses.....................................................  16
General Information..................................................................  17

READING THIS PROSPECTUS. References to "you" and "your" in this Prospectus refer to prospective investors and/or current shareholders, while references to "we," "us," "our" and "our Funds" refer to the two Funds generally.
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THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

Schwab Annuity Portfolios (the "Trust") is a no-load, open-end management investment company which offers three diversified investment funds managed by Charles Schwab Investment Management, Inc. (the "Investment Manager" or "CSIM"). This Prospectus relates to the shares of two of the Trust's three portfolios, the Schwab Asset Director--High Growth Portfolio and the Schwab S&P 500 Portfolio (the "Funds"). The Funds are intended as an investment vehicle for variable annuity contracts ("Contracts") and variable life insurance policies ("VLI Policies") to be offered by separate accounts ("Separate Accounts") of participating life insurance companies ("Participating Insurance Companies") and for pension and retirement plans qualified under the Internal Revenue Code of 1986, as amended (the "Plans").

SCHWAB ASSET DIRECTOR - HIGH GROWTH PORTFOLIO (the "High Growth Fund"). The investment objective of the High Growth Fund is to provide high capital growth with less volatility than an all stock portfolio. The High Growth Fund seeks to meet its investment objective by investing in a mix of stocks, bonds and cash-equivalents.

SCHWAB S&P 500 PORTFOLIO (the "S&P 500 Fund"). The S&P 500 Fund seeks to track the price and dividend performance (total return) of common stocks of U.S. companies, as represented by the Standard & Poor's Composite Index of 500 Stocks (the "Index"). The S&P 500 Fund invests primarily in the common stocks of companies composing the Index.

INVESTING IN THE FUNDS. The Funds are designed to serve as an investment vehicle to fund benefits under Contracts issued through Separate Accounts of Participating Insurance Companies. Shares of both Funds are currently offered to Participating Insurance Companies and their Separate Accounts to fund benefits under Contracts. In the future, shares of both Funds may be offered to Participating Insurance Companies and their Separate Accounts to fund benefits under other Contracts, VLI Policies and Plans.

ABOUT THIS PROSPECTUS. THIS PROSPECTUS CONCISELY PRESENTS IMPORTANT INFORMATION THAT YOU SHOULD KNOW BEFORE INVESTING IN EITHER OF THE FUNDS. PLEASE READ IT CAREFULLY AND RETAIN IT FOR FUTURE REFERENCE. You can find more detailed information about these Funds in the Statement of Additional Information ("SAI") dated November 8, 1996 (as amended from time to time). The SAI has been filed with the Securities and Exchange Commission ("SEC") and is incorporated into this Prospectus by reference (which means that it is legally considered part of this Prospectus even though it is not printed here). To receive a free copy of this Prospectus or SAI, call the Annuity Service Center at Charles Schwab & Co., Inc. ("Schwab") at 800-838-0650 or write to P.O. Box 7785, San Francisco, CA 94120-9420; in New York State, call 800-838-0649 or write the Annuity Service Center at P.O. Box 7806, San Francisco, CA 94120-9327.

                           KEY FEATURES OF THE FUNDS

Both Funds are designed to provide investors with exposure to the growth potential of the stock market. The High Growth Fund seeks to achieve this through the use of an asset allocation strategy. In the past, common stocks have outperformed most other types of securities over time. The Funds may be appropriate for investors who have a long-term investment horizon and want the growth potential of stock investments or an asset allocation strategy.

Common stock prices can be volatile in the short-term. Market conditions or other company, political and economic news often can cause large changes in a stock's price. You should be comfortable with the volatility of investment in stocks and the risks of the stock market. When you sell your shares, they may be worth more or less than what you paid for them. For more details on each Fund's investments and the risks associated with them, see "Investment Objectives and Policies" and "Investments and Techniques Used by the Funds."

HIGH GROWTH FUND: invests in a diversified mix of stocks, bonds and cash-equivalents. It targets a mix of investments designed to provide exposure to the growth potential of the stock market with less volatility than an all stock portfolio. This mix among major asset classes will vary within defined ranges based on the Investment Manager's determination of the relative attractiveness of securities in the financial markets. For more detailed information, see "Investment Objectives and Policies."

Research shows that the greatest impact on investment returns is due to the asset allocation decision (the mix of stocks, bonds and cash-equivalents) rather than market timing or individual stock and bond selections. A study of the performance of pension portfolios indicated that over 90% of the performance was determined by asset mix.*

*Financial Analysts Journal; Brinson, Singer, Beebower; May - June 1991.

STRATEGY: to invest in a diversified mix of stocks (large companies, small companies and international), bonds and cash-equivalents.

 [Pie Chart of Target Mix of Investments:  Bonds 15%, Cash 5% and Stocks 80%]

This Fund will invest in foreign securities and small company stocks, which may pose special risks. Foreign securities may present unique investment opportunities; however, international investing involves risks not associated with domestic investing. Foreign securities markets are not always as efficient as those in the United States and are often less liquid and more volatile. Small company stocks have historically been characterized by greater total returns, greater volatility of returns and lower dividend yields than large company stocks. For more detailed information on the High Growth Fund's investments and the risks associated with them, see "Investment Objective and Policies" and "Investments Techniques Used by the Funds."

S&P 500 FUND: seeks to track the price and dividend performance (total return) of common stocks of U.S. companies as represented by the Index. The Index is a widely recognized, unmanaged index of the prices of 500 large company common stocks selected by Standard & Poor's ("Index Stocks"). These stocks represent approximately 70% of the market value of all common stocks publicly traded in the United States.*

*Source: Standard & Poor's, December 1995.

STRATEGY: to invest in common stocks of companies composing the Index and to minimize trading and other costs.

MANAGEMENT: The Investment Manager currently provides investment management services to 29 mutual funds, in excess of $40 billion in assets as of October 25, 1996. (See "Organization and Management of the Funds.")

MARKET PERFORMANCE: For the 23 years ended 1995, the Index provided an average annual total return of 11.9%*. Total return figures for the Index assume reinvestment of all dividends paid by stocks included in the Index. These figures do not include fees such as those charged by the Fund or any Separate Account or Contract charges. They also do not include taxes, brokerage fees or other fees that you would pay if you were to directly invest in all the stocks of the Index. Additional asset categories to be used by the High Growth Fund have provided the following average annual returns:**

          LARGE COMPANY STOCKS (the Index).................................  11.9%
          SMALL COMPANY STOCKS (Ibbotson and BARRA small cap index)........  14.8%
          INTERNATIONAL STOCKS (MSCI EAFE).................................  11.8%
          BONDS (Ibbotson and Lehman long-term government bond index)......   9.6%
          CASH-EQUIVALENTS (commercial paper A1P1).........................   8.4%

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*Source: Standard & Poor's, December 1995. Past performance of the Index does not necessarily reflect future performance results of the Index or the Funds.

**Source: BARRA, Inc. Indices do not include fees such as those charged by the Funds or any Separate Account or Contract charges. Past performance of indices does not necessarily reflect future performance results of the Funds.

PURCHASE, SALE AND AVAILABILITY OF SHARES OF THE FUNDS: You cannot buy or sell shares of the Funds directly, but you may nevertheless allocate account value under your Contract to and from the Funds in accordance with the terms of your Contract. Please refer to the appropriate Separate Account Prospectus for further information on how to make such allocations. (See "Investing in the Funds.")

SHAREHOLDER COMMUNICATIONS: A representative of the Schwab Annuity Service Center is available toll-free to assist you at 800-838-0650 or in New York State at 800-838-0649. (See "Investing in the Funds.")

Both Funds are designed for long-term investors. Investors should not use the Funds to speculate on short-term market movements. Doing so can disrupt the investment strategy and operations. It also raises costs for other Fund investors.

                                    EXPENSES

SHAREHOLDER TRANSACTION EXPENSES. Shareholder transaction expenses are the fees and charges you pay for buying or selling shares of a fund. You pay no sales fees or charges when you buy or sell shares of our Funds.

ANNUAL FUND OPERATING EXPENSES. Annual fund operating expenses include management fees paid to the Investment Manager, transfer agency fees and other expenses. These expenses cover services such as investment research, management of the Funds and the issuance of shareholder statements. Each Fund pays its own annual operating expenses from its income, which is factored into the dividends paid to you and into the Fund's share price. You are not charged any of these fees directly.

                                                                    HIGH GROWTH     S&P 500
                                                                       FUND          FUND
                                                                    -----------     -------
           Shareholder Transaction Expenses.......................      None          None
           ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF
             AVERAGE DAILY NET ASSETS):
           Management Fee (after fee reduction)(1)................     0.60%         0.20%
           12b-1 Fees.............................................      None          None
           Other Expenses (after expense reimbursement)(2)........     0.15%         0.15%
           TOTAL FUND OPERATING EXPENSES (AFTER FEE REDUCTION AND
             EXPENSE REIMBURSEMENT)(2,3)..........................     0.75%         0.35%

-------------------------
(1) This amount reflects a reduction guaranteed by the Investment Manager through at least July 1, 1997. If there were no such reduction, the maximum management fee would be 0.74% and 0.36% of the average daily net assets of the High Growth Fund and the S&P 500 Fund, respectively. (See "Organization and Management of the Funds--Operating Fees and Expenses.")

(2) "Other Expenses" are based on estimated amounts for the current fiscal year for each Fund after expense reimbursement.

(3) This amount reflects the guarantee by Schwab and the Investment Manager that, through at least July 1, 1997, total fund operating expenses will not exceed 0.75% and 0.35% of the average daily net assets of the High Growth Fund and S&P 500 Fund, respectively. Without this guarantee, estimated total fund operating expenses would be 0.89% and 0.51% of the average daily net assets of the High Growth Fund and S&P 500 Fund, respectively.

EXAMPLES. You would pay the following expenses on a $1,000 investment in the Funds, assuming (1) 5% annual return and (2) redemption at the end of each period.

                                                                1 YEAR     3 YEARS
                                                                ------     -------
          High Growth Fund....................................    $8         $24
          S&P 500 Fund........................................    $4         $11

THIS IS AN EXAMPLE ONLY AND DOES NOT REPRESENT PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THE EXPENSES SHOWN IN THE EXAMPLE. This example reflects the guarantee by Schwab and the Investment Manager that, through at least July 1, 1997, total fund operating expenses will not exceed 0.75% and 0.35% of the average daily net assets for the High Growth Fund and S&P 500 Fund, respectively. This example does not reflect Separate Account or Contract charges. Please remember that, while this example assumes a 5% annual return on investment, each Fund's actual returns may be more or less than the 5% used in this example.

THE PURPOSE OF THE TABLE ABOVE IS TO HELP YOU UNDERSTAND THE VARIOUS COSTS AND EXPENSES YOU WILL BEAR DIRECTLY OR INDIRECTLY WHEN YOU INVEST IN THE FUNDS. (See "Organization and Management of the Funds-- Operating Fees and Expenses.")

                       INVESTMENT OBJECTIVES AND POLICIES

                              THE HIGH GROWTH FUND

The investment objective of the High Growth Fund is to provide high capital growth with less volatility than an all stock portfolio. The High Growth Fund seeks to meet its investment objective by investing in a mix of stocks, bonds and cash-equivalents. It is designed to provide exposure to the growth potential of the stock market with less risk than an all stock investment.

A target mix of the percentage of the High Growth Fund's assets that may be invested in stocks, bonds and cash-equivalents and the maximum and minimum ranges in which the Fund may invest in these asset categories (the "defined range") have been established for the High Growth Fund. Although there is a target mix for each of the stock sub-categories, there are no defined ranges. The amount invested in stock sub-categories could vary widely from their targets, but not beyond the defined range of the stock category as a whole. The Investment Manager will allocate assets among stocks, bonds and cash-equivalents, emphasizing investment in the most attractive asset category. Symphony Asset Management, Inc. (the "Sub-Adviser") uses a Tactical Asset Allocation model to measure the relative value of each asset category and make recommendations for allocations within the defined ranges. The High Growth Fund may also make other investments that do not fall within the asset categories. (See "Investment Techniques Used by the Funds--Other Investments.") The High Growth Fund provides significant exposure to various stock categories, including domestic large and small company stocks and international stocks.

The High Growth Fund's target mix as well as the defined ranges for the different asset categories are as follows:

                                                          TARGET     DEFINED
                                                           MIX       RANGES
                                                          ------     -------
               STOCKS.................................      80%      65%--95%
                 Large company stocks.................      40%
                 Small company stocks.................      20%
                 International stocks.................      20%
               BONDS..................................      15%      0%--30%
               CASH-EQUIVALENTS.......................       5%      0%--35%

                                THE S&P 500 FUND

The S&P 500 Fund's investment objective is to seek to track the price and dividend performance (total return) of common stocks of U.S. companies, as represented by the Index. The S&P 500 Fund seeks investment results that track, rather than beat, the total return of the Index. Thus, it does not "actively" choose investments in the same way as actively managed stock portfolios do. Those portfolios choose investments based on economic, financial and market factors and investment judgment. In contrast, the S&P 500 Fund uses a "passive" or "indexing" strategy. It buys and sells stocks primarily to match the Index, to invest cash from S&P 500 Fund share purchases or to obtain cash for redemptions of S&P 500 Fund shares. Thus, the Investment Manager normally does not judge the merits of any particular stock.

Under normal market conditions, the S&P 500 Fund invests at least 80% of its total assets in Index Stocks. The S&P 500 Fund generally tries to match its Index Stock holdings to those Stocks' weightings in the Index. In extraordinary circumstances, the S&P 500 Fund may exclude an Index Stock from its holdings or include a similar stock in its place if it believes that doing so will help achieve its investment objective. The S&P 500 Fund may purchase securities of companies with which it may be affiliated to the extent that these companies are represented in the Index.

Although the S&P 500 Fund focuses on Index Stocks, it may buy and sell other equity securities and other types of instruments. It also buys and sells short-term debt securities for cash management purposes. In addition, it may use options and futures contracts to adjust its correlation to the Index.

The S&P 500 Fund typically will not track the performance of the Index perfectly. Fund costs, fees and expenses impair its correlation, as do the amounts and timing of cash inflows and outflows. Changes in the securities markets can also inhibit perfect tracking. Over the long term, the S&P 500 Fund will attempt to achieve a correlation of 0.9 or better between its performance and that of the Index. A figure of 1.0 would indicate perfect correlation. The Investment Manager monitors performance of the S&P 500 Fund and the Index on a regular basis. In the unlikely event that the S&P 500 Fund cannot achieve a long-term correlation of 0.9 or better, the Board of Trustees will consider alternative arrangements.

Each Fund's investment objective is fundamental and cannot be changed without shareholder approval. Each Fund's investment policies and techniques discussed below are non-fundamental, unless otherwise noted. See "Investment Restrictions" in the SAI for details. Because any investment involves risk, we cannot guarantee achieving either Fund's objective.

                    INVESTMENT TECHNIQUES USED BY THE FUNDS

                              THE HIGH GROWTH FUND

The High Growth Fund will invest in stocks, bonds and cash-equivalents in varying proportions, according to the Fund's target mixes and defined ranges.

STOCK ALLOCATION. The common stocks in which the High Growth Fund invests will be a diversified portfolio among the various stock sub-categories (large company, small company and international stocks). Common stocks represent an ownership, or equity interest, in a company. Although common stocks have a history of long-term growth in value, their prices tend to fluctuate in the short-term.

LARGE COMPANY STOCKS. The High Growth Fund's large company stock allocation will be invested in all or a representative sample of the stocks which comprise the Index.

SMALL COMPANY STOCKS. The High Growth Fund's small company stock allocation will be invested in all or a representative sample of stocks selected from a universe consisting of the second 1,000 largest U.S. operating corporations, as measured by market capitalization. Small company stocks have historically been characterized by greater total returns, greater volatility of returns and lower dividend yields than large company stocks.

INTERNATIONAL STOCKS. The High Growth Fund's international stock allocation will be invested in all or a representative sample of stocks selected from a universe consisting of 350 of the largest non-U.S. operating corporations, as measured by market capitalization. These international stocks are issued by large, publicly traded companies from countries around the world with major developed securities markets, excluding the United States. The High Growth Fund may also invest up to 5% of its net assets in the stocks and bonds of issuers in developing countries; see "Other Investments" for details.

BOND ALLOCATION. Bond investments for the High Growth Fund will consist primarily of U.S. Government obligations, highly rated corporate debt obligations and highly rated asset-backed securities. The debt securities in which the High Growth Fund invests are obligations issued or guaranteed by the U.S. Government and its agencies and instrumentalities, including bills, notes, bonds, discount notes, stripped government securities and other debt securities. Not all obligations issued or guaranteed by U.S. Government agencies are backed by the full faith and credit of the United States. The High Growth Fund may also buy domestic and foreign issues of corporate debt obligations that have floating or fixed rates of interest. Asset-backed securities, including mortgage-related securities, may also be included in the High Growth Fund's portfolio. Asset-backed securities are secured by company receivables, home equity loans, truck and auto loans, leases and credit card receivables. The collateral backing asset-backed securities cannot be foreclosed upon. Mortgage-backed securities are securities collateralized by pools of mortgage loans and are assembled by various governmental agencies and organizations, such as Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC"). When interest rates decline, there is an increased likelihood that the mortgages underlying a mortgage-backed security will be pre-paid, resulting in the loss of any unamortized premium paid for the securities and the probability of having to reinvest the proceeds at lower rates. The bond category also includes repurchase agreements collateralized by eligible investments.

The corporate debt obligations or the asset-backed obligations in which the High Growth Fund invests will be rated in one of the three highest categories ("A" or better) by a nationally recognized statistical rating organization ("NRSRO").

CASH-EQUIVALENT ALLOCATION. The High Growth Fund may invest in the following types of U.S. dollar denominated short-term money market instruments that the Investment Manager has determined to present moderate credit risk:

1. Bank certificates of deposit, time deposits or bankers' acceptances of domestic banks (including their foreign branches), U.S. branches of foreign banks and foreign branches of foreign banks, that have capital, surplus and undivided profits in excess of $100 million.

2. Commercial paper rated in one of the two highest rating categories by an NRSRO, or commercial paper or notes of issuers with an unsecured debt issue outstanding currently rated in one of the two highest rating categories by any NRSRO where the obligation is on the same or a higher level of priority and collateralized to the same extent as the rated issue.

3. Obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

4. Repurchase agreements involving obligations that are suitable for investment under the categories set forth above.

OTHER INVESTMENTS. The High Growth Fund may also make other investments that do not fall within the asset classes described above. These may include warrants, convertible securities, preferred stocks, real-estate related investments, precious metal related investments, American and European Depository Receipts, and stocks and bonds of issuers in developing countries. Each of these investments is limited to 5% of the High Growth Fund's net assets. In addition, the High Growth Fund may invest in other securities in the future or other securities not presently contemplated or currently available. These additional investments must be consistent with the High Growth Fund's investment objective and must be legally permissible investments for the High Growth Fund.

RISK CONSIDERATIONS. The High Growth Fund seeks to reduce overall risk by diversifying investments among major asset categories and sub-categories. However, depending on the Investment Manager's asset allocation decisions with regard to the mix of stocks, bonds and cash-equivalents, shareholders in the High Growth Fund may be exposed to the risks associated with each particular asset type. Diversification among asset categories will not necessarily protect the High Growth Fund from loss.

Stock risk is the possibility that stock prices will decline over short or even extended periods. Small-company and international stocks will typically be included in the mix and pose special risks.

Since the High Growth Fund's international investments will be denominated in a foreign currency, international risk includes the possibility that the value of the investments will be affected by changes in currency exchange rates in addition to normal market fluctuations. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange market, by changes in interest rates, as well as by political and economic factors. Other risks and considerations of international investing include: differences in accounting, auditing and financial reporting standards; generally higher transaction costs on foreign portfolio transactions; small trading volumes and generally lower liquidity of foreign stock markets, which may result in greater price volatility; foreign withholding taxes payable on the High Growth Fund's security holdings, which may reduce dividend income payable to shareholders; the possibility of expropriation, nationalization or confiscatory taxation; adverse changes in investment or exchange control regulations; political instability, which could affect U.S. investment in foreign countries; and potential restrictions on the flow of international capital.

Bond risk is the potential for decline in the market value of bonds due to interest rate changes or the ability of an issuer to meet its obligations. The market value of the High Growth Fund's debt investments will change in response to interest rate fluctuations and other factors. During periods of falling interest rates, the values of outstanding debt securities generally rise; conversely, during periods of rising interest rates, the values of such securities generally decline. While securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Changes by NRSROs in the rating of any debt security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Except under condition of default, changes in the value of portfolio securities will not affect cash income derived from these securities but will affect the High Growth Fund's net asset value.

                                THE S&P 500 FUND

In seeking its objective, the S&P 500 Fund may buy and sell the investments and employ the techniques described below. Please see the SAI for more details. The S&P 500 Fund's investment policies and restrictions apply at the time the S&P 500 Fund makes an investment. Except with respect to futures and options, later changes, such as changed market values, do not require the S&P 500 Fund to sell an investment even if it could not then make the same investment.

EQUITY SECURITIES. Equity securities are ownership interests in the net worth of a corporation. They include common stocks, preferred stocks, convertible securities and warrants. In the past, they have outperformed most other securities over time, though their prices can be volatile in the short term. Market conditions or other company, political and economic news often can cause large changes in a stock's price for the short term or long term. Smaller company securities are especially sensitive to these factors.

OTHER INVESTMENTS. While the S&P 500 Fund tries to remain invested in Index Stocks as fully as possible, it must manage cash flows resulting from the purchase and sale of Fund shares. Thus, the S&P 500 Fund also may invest in U.S. dollar denominated short-term bonds and money market instruments. The S&P 500 Fund may buy debt securities of or guaranteed by the U.S. Government, its agencies or related bodies. It also may use certificates of deposit, time deposits and bankers' acceptances. The S&P 500 Fund also may buy commercial paper if the commercial paper has one of an NRSRO'S top two ratings or has comparable quality if it is unrated. The S&P 500 Fund may enter into repurchase agreements using any of these debt securities. It also may buy and sell shares of other mutual funds to manage its cash flows.

RISK CONSIDERATIONS. Investing in the S&P 500 Fund will expose investors to stock risk because it invests in substantially all of the 500 common stocks composing the Index. Prices of many stocks or of a single stock may decline over short or even long periods. However, diversity of stock holdings tends to reduce stock risk. Because the Fund owns so many different stocks, it is less sensitive to the decline of any one of them than if it were to invest in fewer stocks. The wide range of industries represented in this Fund's holdings also tends to lessen the impact of one industry's decline. Even so, these factors cannot protect you from all possible losses. Also, to better track the investment results of the Index, the S&P 500 Fund may engage in certain stock futures contracts and options, which are types of derivative transactions. Their potential return and risk can vary widely from type to type. See "Investment Securities" in the SAI for details about the derivatives that the S&P 500 Fund uses and the limits on them. You should pay special attention to these descriptions of derivatives, for these investments carry more risk potential than the S&P 500 Fund's other investments.

                 OTHER INVESTMENT TECHNIQUES USED BY THE FUNDS

FUTURES CONTRACTS AND OPTIONS. Each of the Funds may use futures contracts and options in order to remain effectively fully invested in proportions consistent with the Investment Manager's current asset allocation and to track the Index in an efficient and cost-effective manner. Specifically, each Fund may enter into futures contracts and options thereon provided that the aggregate deposits required on these contracts do not exceed 5% of each Fund's total assets. In addition, certain provisions of the Internal Revenue Code of 1986, as amended (the "Code"), may limit the Funds' use of futures contracts and options.

Futures contracts and options may be used for several reasons: to reallocate the High Growth Fund's assets among stocks, bonds and money market instruments while minimizing transaction costs; to maintain cash reserves while simulating full investment; to facilitate trading; or to seek higher investment returns or simulate full investment when a futures contract is priced more attractively or is otherwise considered more advantageous than the underlying security or index. In addition, the S&P 500 Fund may use futures contracts and options to more closely track the performance of the Index, or to re-allocate its assets among Index Stocks while minimizing transaction costs.

Because the transaction costs of futures contracts and options may be lower than the costs of investing in stocks or bonds directly, it is expected that the use of futures contracts may reduce the Fund's total transaction costs. Also, because futures contracts require only a small initial margin deposit, the Funds would then be able to simultaneously maintain a cash reserve for potential redemptions and simulate full investment. In the event of net redemptions from a Fund, sufficient futures contracts would be sold to avoid any leveraging of the Fund's assets.

Futures contracts and options pose certain risks. The primary risks associated with the use of futures contracts and options include: imperfect correlation between the change in market value of the securities held by the Funds and the prices of futures contracts and options, and possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures position prior to its maturity date. The risk of imperfect correlation will be minimized by investing only in those contracts the behavior of which is expected to resemble that of the Funds' underlying securities. The risk that the Funds will be unable to close out a futures position will be minimized by entering into such transactions on a national exchange with an active and liquid secondary market. While futures contracts and options can be used as leveraged instruments, the Funds may not use futures contracts or options to leverage their portfolios.

The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) to the investor. When the Funds invest in futures contracts, they will segregate cash or cash-equivalents in the amount of the underlying obligation.

ADJUSTING INVESTMENT EXPOSURE. In addition to futures and options, the High Growth Fund may use a variety of techniques to increase or decrease its exposure to changing security prices, interest rates, currency exchange rates, commodity prices, or other factors that affect security values. These techniques may involve entering into spot foreign currency exchange contracts, forward foreign currency exchange contracts and swap agreements. These techniques may be referred to as derivative transactions.

The Funds may also sell securities short if, at the time of the short sale, the Fund owns or has the right to own securities equivalent in kind and amount to the securities sold short at no additional cost. The Investment Manager can use these practices to adjust the risk and return characteristics of a Fund's portfolio. If the Investment Manager judges market conditions incorrectly or employs a strategy that does not correlate well with a Fund's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of the Funds and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as agreed. Each of these techniques will be limited to 5% of each Fund's net assets. Please refer to the sections in the SAI entitled "Investment Securities" and "Investment Restrictions" for a more detailed discussion of these techniques and the risks associated with them.

ILLIQUID SECURITIES. Each Fund may invest up to 10% of its net assets in illiquid securities. Generally, an "illiquid security" is any security that cannot be disposed of promptly and in the ordinary course of business at approximately the amount at which a Fund has valued the instrument. The absence of a trading market can make it difficult to ascertain the market value of illiquid securities.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. Each of the Funds may purchase securities on a "when-issued" or "delayed delivery" basis. When-issued or delayed delivery securities are securities purchased for future delivery at a stated price and yield. Generally, the Funds will not pay for such securities or start earning interest on them until the Fund receives them. Securities purchased on a when-issued or delayed delivery basis are recorded as assets. During the period between the agreement date and the settlement date, the value of such securities may change as the prices of securities in the stock market increase or decrease, or as interest rates change. Default by the other party to the agreement may result in a loss to a Fund.

REPURCHASE AGREEMENTS. The Funds may engage in repurchase agreements. In a repurchase agreement, a Fund buys a security at one price and simultaneously agrees to sell it back at a higher price. In the event of a bankruptcy or other default of a repurchase agreement counterparty, the Fund may incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying securities and loss of income.

BORROWING POLICY. The Funds may not borrow money except for temporary purposes to meet redemption requests that could not otherwise be met without immediately selling portfolio securities. The Funds may borrow an amount up to one-third of the value of the Fund's total assets and may pledge up to 33 1/3% of the Fund's net assets to secure such borrowings. The Funds may not borrow for leverage purposes. The Funds' borrowing and pledging policies, as set forth in the SAI, are fundamental. Borrowing money may cause greater fluctuations in a Fund's share price.

SECURITIES LENDING. The Funds may lend up to 33 1/3% of their portfolio securities to broker-dealers as a means of increasing income. These loans must be fully collateralized at all times. As with any collateralized loan, there are risks of delay in recovery or even losses of rights in the assets loaned should the borrower fail financially.

TURNOVER. The Investment Manager anticipates that the S&P 500 Fund's annual turnover rate will not exceed 100%. The Investment Manager anticipates that the High Growth Fund's annual turnover rates for the stock and bond categories of its portfolio will not exceed 100%.

                             INVESTING IN THE FUNDS

                           BUYING AND SELLING SHARES

Shares of the Funds are currently sold on a continuous, no-load basis to the Separate Accounts of Participating Insurance Companies to fund benefits under Contracts issued by the Participating Insurance Companies.

Although shares of the Funds are not available for purchase directly by the general public, you may nevertheless allocate account value under your Contract to and from the Funds in accordance with the terms of your Contract. Please refer to the appropriate Separate Account Prospectus for further information on how to make an allocation and how to purchase or surrender your Contract.

The Funds reserve the right, in their sole discretion and without prior notice to shareholders, to withdraw or suspend all or any part of the offering made by this Prospectus or to reject purchase orders. All orders to purchase shares of the Funds are subject to acceptance by the Funds and are not binding until confirmed or accepted in writing.

The Funds may suspend redemption rights or postpone payments any time when trading on the New York Stock Exchange (the "Exchange") is restricted; or the Exchange is closed for any reason other than its customary weekend or holiday closings, emergency circumstances as determined by the SEC exist or for any other circumstances as the SEC may permit.

In the future, shares of the Funds are expected to be offered on a continuous, no-load basis to affiliated and unaffiliated Participating Insurance Companies and their Separate Accounts to fund benefits under Contracts and VLI Policies as well as to Plans. The relationships of Plans and Plan participants to the

Funds would be subject, in part, to the provisions of the individual Plans and applicable law. Accordingly, such relationships could be different from those described in this Prospectus for Separate Accounts and Contract owners in such areas, for example, as tax matters and voting privileges.

The Funds do not foresee any disadvantage to Contract or VLI Policy owners or Plan participants arising out of these arrangements. Nevertheless, differences in treatment under tax and other laws, as well as other considerations, could cause the interests of various purchasers of Contracts and VLI Policies (and the interests of any Plan participants) to conflict. Material irreconcilable conflicts between the interests of Contract owners, VLI Policy owners or Plan participants possibly may arise. For example, violation of the federal tax laws by one Separate Account investing in the Funds could cause the Contracts funded through another Separate Account to lose their tax-deferred status, unless remedial action were taken. The Funds and the Separate Accounts (and any Plans investing in the Funds) would be subject to conditions imposed by the SEC, which are designed to prevent or remedy any such conflicts.

If shares of the Funds are offered to affiliated and unaffiliated Participating Insurance Companies and their Separate Accounts to fund benefits under VLI Policies and other Contracts and to Plans, the Board of Trustees will monitor events in order to identify the existence of any material irreconcilable conflict that may possibly arise and to determine what action, if any, should be taken in response to any such conflict. If a material irreconcilable conflict arises involving Separate Accounts or Plans, a Separate Account or Plan may be required to withdraw its participation in either Fund.

Shares of the Funds are sold at the net asset value next determined after receipt by the Funds of purchase requests in proper form.

Shares will be redeemed at the net asset value per share next determined after receipt by the Funds of proper redemption instructions, as set forth below. Redemption proceeds will normally be wired to a Participating Insurance Company on the next Business Day after receipt of the redemption instructions by the Funds but in no event later than 7-days following receipt of instructions.

Please refer to the appropriate Separate Account Prospectus for information on how to allocate Contract values to or withdraw Contract values from a Fund.

To obtain additional information regarding the Funds, call the Schwab Annuity Service Center at 800-838-0650 or in New York State at 800-838-0649, where trained representatives are available to answer questions about the Funds.

                     IMPORTANT INFORMATION ABOUT THE FUNDS

                       DIVIDENDS AND OTHER DISTRIBUTIONS

Each of the Funds will distribute substantially all of its net investment income each year, as determined by the Board of Trustees. The Funds will distribute net investment income and capital gains, if any, to the Participating Insurance Company Separate Accounts annually in December. Distributions are normally paid or reinvested pursuant to elections by Separate Accounts.

                         FEDERAL INCOME TAX INFORMATION

Each Fund intends to qualify as a regulated investment company under the Code. In order to so qualify, the Funds will distribute on a current basis substantially all of their investment company taxable income and their net capital gains (if any) on an annual basis and will meet certain other requirements. Such qualification relieves each Fund of liability for federal income taxes to the extent each Fund's earnings are distributed. Income received by either Fund from sources within certain foreign countries, however, may be subject to foreign taxes withheld at the source.

Internal Revenue Service regulations applicable to Separate Accounts generally require that portfolios that serve as the funding vehicles for Separate Accounts invest no more than 55% of the value of their total assets in one investment, 70% in two investments, 80% in three investments and 90% in four investments. Alternatively, a portfolio will be treated as meeting these requirements for any quarter of its taxable year if, as of the close of such quarter, the portfolio meets the diversification requirements applicable to regulated investment companies (see "Federal Income Taxes" in the SAI) and no more than 55% of the value of its total assets consists of cash and cash items (including receivables), U.S. Government securities and securities of other regulated investment companies. The Funds intend to meet these requirements. Internal Revenue Service regulations also limit the types of investors that may invest in such a portfolio. The Funds intend to meet this limitation by offering shares only to Participating Insurance Companies and their Separate Accounts in connection with the purchase of Contracts and VLI Policies and to Plans.

For more information regarding the federal income tax consequences of investing in the Funds, see "Federal Income Taxes" in the SAI. For information concerning the tax consequences of Contract ownership, Contract owners should consult the appropriate Separate Account Prospectus.

                            SHARE PRICE CALCULATION

The price of a share on any given day is its "net asset value" or "NAV." This figure is computed by taking each Fund's total assets, subtracting any liabilities and dividing the resulting amount by the number of that Fund's outstanding shares. The net asset value per share of each Fund is determined on each day the Exchange is open for business as of the close of normal business (generally 4:00 p.m. Eastern time). Purchase and redemption orders from Separate Accounts investing in a Fund that are received and accepted by a Participating Insurance Company, as the Fund's designee, by 4:00 p.m. Eastern time will generally be computed at each Fund's NAV determined on that day.

The Funds value their portfolio securities based on market quotes if they are readily available. If they are not readily available, the Investment Manager assigns fair values to each Fund's assets in good faith under Board of Trustees guidelines. The Board of Trustees regularly reviews these values.

                        HOW THE FUNDS REPORT PERFORMANCE

From time to time the Funds may advertise their total return and yield. These figures reflect past results and are not intended to predict future performance. We will often compare a Fund's performance to the Index, other indices or a combination of indices.

Total return measures the percentage change in the value of an investment over time. It reflects all share price movements, distributions and expenses. It assumes the reinvestment of all distributions. Average annual total return is a measure of the yearly changes in the value of the investment. It is the constant compound rate of return, which, if applied to the investment each year, would result in the actual total return over that time. Other total return figures we show may differ. We may base them on non-standard periods. We may also show aggregate or cumulative returns.

Yield refers to the income generated by an investment in a Fund over a given period. It is expressed as an annualized percentage rate. Each Fund calculates yields according to an SEC standard for all stock and bond portfolios. Because this differs from other accounting methods, the Funds may quote a yield not equal to the income actually paid out by the Funds.

Performance information quoted for each Fund includes the effect of deducting the Fund's expenses but may not include charges and expenses attributable to a particular Contract. You cannot purchase shares of the Funds directly, but you may allocate account value under your Contract to and from the Fund in accordance with the terms of your Contract. You should carefully review the appropriate Separate Account Prospectus for information on charges and expenses relevant to your Contract. Excluding these charges from quotations of a Fund's performance has the effect of increasing the performance quoted. You should bear in mind the effect of these charges when comparing the Funds' performance to those of other mutual funds.

                    ORGANIZATION AND MANAGEMENT OF THE FUNDS

GENERAL OVERSIGHT OF OUR FUNDS. The Board of Trustees and officers meet regularly to review each Fund's investments, performance, expenses and other business affairs.

THE INVESTMENT MANAGER. The Investment Manager manages each Fund's business affairs. Its actions are subject to the authority of the Board of Trustees and officers of the Trust. The Investment Manager also manages each Fund's investments. It places all orders for each Fund's securities transactions. The Investment Manager, founded in 1989, is a wholly owned subsidiary of The Charles Schwab Corporation and is the investment adviser and administrator of the Schwab mutual fund complex, which as of October 25, 1996, had aggregate net assets in excess of $40 billion.

Geri Hom is the portfolio manager for the S&P 500 Fund and for the equity portions of the High Growth Fund. She joined Schwab in March 1995 as Fund Manager--Equities and currently manages the 5 Schwab index funds and the equity portions of the 3 Schwab Asset Director(@) funds with combined assets of over $1.7 billion. For 4 years before joining Schwab, she was a Principal for Wells Fargo Nikko Investment Advisors. For the prior 7 years, she was Vice President and Manager of the Domestic Equity Fund Management Group for Wells Fargo Nikko.

Andrea Regan is the portfolio manager for the bond portion of the High Growth Fund. She joined Schwab in January 1991 and is currently Fund Manager--Fixed Income. She currently manages 3 money market funds and 2 bond funds with combined assets of approximately $3 billion.

Stephen B. Ward, Senior Vice President and Chief Investment Officer, has overall responsibility for the day-to-day operations of the Funds. He is the supervising Portfolio Manager for the Investment Manager.

TRANSFER AGENT AND SHAREHOLDER SERVICES. Schwab, 101 Montgomery Street, San Francisco, California 94104, serves as shareholder services agent, transfer agent and distributor for the Funds. Schwab was established in 1971 and is one of America's largest discount brokers. The firm provides low-cost securities brokerage and related financial services to over 3.3 million active customer accounts and has over 230 branch offices. Schwab also offers convenient access to financial information services and provides products and services that help investors make investment decisions. Schwab is a wholly owned subsidiary of The Charles Schwab Corporation. Charles R. Schwab is the founder, Chairman, Chief Executive Officer and a Director of The Charles Schwab Corporation. As a result of his beneficial ownership interests in and other relationships with The Charles Schwab Corporation and its affiliates, Mr. Schwab may be deemed to be a controlling person of Schwab and the Investment Manager.

THE SUB-ADVISER. The Investment Manager has retained Symphony Asset Management, Inc. to serve as Sub-Adviser to the High Growth Fund. The Sub-Adviser will recommend to the Investment Manager the asset mix within the defined ranges for the Fund. The Sub-Adviser employs a Tactical Asset Allocation model to measure relative values among asset categories. Using this model, the Sub-Advisor recommends asset allocations it believes will provide the highest returns for a given level of risk. The Sub-Adviser does not recommend the purchase or sale of individual securities.

The Sub-Adviser was established in 1994 as a wholly-owned subsidiary of BARRA, Inc. ("BARRA"). BARRA, founded in 1975 provides innovative analytical models, software and services that enable its more than 800 clients in 30 countries to make superior investment decisions. BARRA's software and services analyze equity, fixed income, currency and other financial markets. The Sub-Adviser presently serves as Sub-Adviser to two other investment companies and manages directly and indirectly over $700 million in institutional and private account assets.

                          OPERATING FEES AND EXPENSES

The Investment Manager provides investment management services under the terms of its Investment Advisory and Administration Agreement with the Trust. For these services, it is entitled to a graduated annual fee payable monthly from each Fund. For the High Growth Fund the rate is 0.74% of the first $1 billion of its average daily net assets; 0.69% of the next $1 billion; and 0.64% of net assets over $2 billion. For the S&P 500 Fund, the rate is 0.36% of the first $1 billion of its average daily net assets; 0.33% of the next $1 billion; and 0.31% of net assets over $2 billion.

Through at least July 1, 1997, the Investment Manager guarantees that the management fees for the High Growth Fund will not exceed 0.60% of its average daily net assets, and for the S&P 500 Fund, the management fees will not exceed 0.20% of its average daily net assets.

Through at least July 1, 1997, the Investment Manager and Schwab also guarantee that total operating expenses of the High Growth Fund will not exceed 0.75% of its average daily net assets and total operating expenses of the S&P 500 Fund will not exceed 0.35% of its average daily net assets. For purposes of this guarantee, "operating expenses" do not include interest expenses, taxes, foreign taxes paid or withheld and capital items such as costs of purchase or sale of portfolio securities, including brokerage fees or commissions. The effect of this voluntary expense limitation is to maintain or increase total return to shareholders.

The Investment Manager pays the Sub-Adviser an annual fee, payable monthly, ranging from 0.08% to 0.02% of the High Growth Fund's combined average daily net assets, declining as assets increase. The Sub-Adviser does not receive compensation directly from the High Growth Fund.

Schwab serves as the distributor for the Funds but receives no compensation for this service. The High Growth Fund's custodian is State Street Bank, and the S&P 500 Fund's custodian is PNC Bank, NA.

OTHER EXPENSES. The Trust pays the expenses of each Fund's operations. These expenses include the fees and expenses for independent accountants, legal counsel and custodians; the costs of maintaining books and records of account; the fees and expenses of qualifying the Trust and its shares for distribution under federal and state securities laws; and industry association membership dues. The Funds seek to keep transaction costs and other expenses low. These expenses will generally be allocated among the Trust's investment portfolios on the basis of relative net assets at the time the expense is incurred. However, such expenses directly attributable to a particular Fund will be charged to that Fund.

FUND BROKERAGE. When placing orders for each Fund's securities transactions, the Investment Manager uses its judgment to obtain the best price and execution. It considers the full range and quality of brokerage services available in making these determinations. For securities transactions in which Schwab is not a principal, the Investment Manager may use Schwab or other qualified affiliated brokers or dealers to execute each Fund's transactions. To do so, it must reasonably believe that commissions or prices paid to and transaction quality received from Schwab or other qualified affiliated brokers or dealers will be at least comparable to those available from qualified non-affiliated brokers or dealers.

                              GENERAL INFORMATION

The Trust was organized as a business trust under the laws of Massachusetts on January 21, 1994 and may issue an unlimited number of shares of beneficial interest in one or more investment portfolios or series ("Series"). Currently, 3 Series are offered. The Board of Trustees may authorize the issuance of shares of additional Series, if it deems it desirable. Shares within each Series have equal, noncumulative voting rights and equal rights as to distributions, assets and liquidation.

SHAREHOLDER MEETINGS AND VOTING RIGHTS. The Trust is not required to hold annual shareholders' meetings. It will, however, hold special meetings as the Board of Trustees requires or deems desirable for purposes such as changing a Fund's fundamental policies, electing or removing Trustees, or approving or amending an investment advisory agreement. In addition, a Trustee may be removed by shareholders at a special meeting called upon the written request of shareholders owning in the aggregate at least 10% of the outstanding shares of the Trust. The Funds acknowledge that the voting rights held by Participating Insurance Companies and their Separate Accounts will be passed through to Contract owners.

Contract owners will vote by Series and not in the aggregate (for example, when voting to approve the investment advisory agreement), except when voting in the aggregate is permitted under the 1940 Act, such as for the election of Trustees.

S&P 500 LICENSE. The S&P 500 Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's ("S&P"). S&P makes no representation or warranty, express or implied, to the shareholders of the S&P 500 Fund or any member of the public regarding the advisability of investing in securities generally or in the S&P 500 Fund particularly or the ability of the Index to track general stock market performance. S&P's only relationship to the S&P 500 Fund is the licensing of certain trademarks and trade names of S&P and of the Index, which is determined, composed and calculated by S&P without regard to the S&P 500 Fund. S&P has no obligation to take the needs of the S&P 500 Fund or its shareholders into consideration in determining, composing or calculating the Index. S&P is not responsible for and has not participated in the determination of the prices and amount of S&P 500 Fund shares, the timing of the issuance or sale of S&P 500 shares or in the determination or calculation of the equation by which the S&P 500 Fund's shares are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the S&P 500 Fund's shares.

S&P does not guarantee the accuracy and/or the completeness of the Index or any data included therein, and S&P shall have no liability for any errors, omissions or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by the S&P 500 Fund, its shareholders or any other person or equity form the use of the Index or any data included therein. S&P makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS OR THEIR DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUNDS OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE.